                                                                    EXHIBIT 99.1

                       TERM SHEET DATED September 6, 2000

     Note: The following is a preliminary Term Sheet. All terms and statements are subject to change.

                                 $ [150,000,000]


--------------------------------------------------------------------------------
                      American Business Financial Services
--------------------------------------------------------------------------------


                   [AMERICAN BUSINESS FINANCIAL SERVICES LOGO]



--------------------------------------------------------------------------------
                        ABFS Mortgage Loan Trust 2000-3
                      Mortgage-Backed Notes, Series 2000-3
--------------------------------------------------------------------------------


                          [PRUDENTIAL SECURITIES LOGO]

--------------------------------------------------------------------------------
The information provided herein is provided solely to you by Prudential Securities Incorporated ("PSI") as underwriter for the ABFS Mortgage Loan Trust 2000-3 transaction, and not by, or as agent for, American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. The Notes are offered by PSI when, as and if issued, subject to delivery by the Depositor and acceptance by PSI, to prior sale and to withdrawal, cancellation or modification of the offer without notice. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY

Offered Notes


                                                    Class A
        -------------------------------------------------------------
        Amount:                                   $150,000,000
        -------------------------------------------------------------
        Type:                                      Fixed-Rate
        -------------------------------------------------------------
        Coupon:                                      [TBD]%
        -------------------------------------------------------------
        Approx. Price                                [TBD]%
        -------------------------------------------------------------
        Yield (%):                                   [TBD]%
        -------------------------------------------------------------
        Spread (bps):                                [TBD]
        -------------------------------------------------------------
        Avg Life (To Call):                         3.371 yr
        -------------------------------------------------------------
        Avg Life(To Mat):                           3.671 yr
        -------------------------------------------------------------
        1st Prin Pymt (To Call):                   10/15/2000
        -------------------------------------------------------------
        Last Prin Pymt (To Call):                   01/15/09
        -------------------------------------------------------------
        Last Prin Pymt (To Mat):                    01/15/18
        -------------------------------------------------------------
        Stated Mat:                                9/15/2031
        -------------------------------------------------------------
        Expected Settlement:                       09/28/2000
        -------------------------------------------------------------
        Payment Delay:                              14 Days
        -------------------------------------------------------------
        Interest Payment Basis:                      30/360
        -------------------------------------------------------------
        1st Interest Payment Date:                 10/15/2000
        -------------------------------------------------------------
        Dated Date:                                09/01/2000
        -------------------------------------------------------------
        Cut-off Date (Close of Business):          8/22/2000
        -------------------------------------------------------------
        Expected Ratings (Moody's/S&P):             Aaa/AAA
        -------------------------------------------------------------
        Pricing Date:                                [TBD]
        -------------------------------------------------------------
        Prepayment Speed:                           23% HEP
        -------------------------------------------------------------
        Collateral Type:                           Fixed-Rate
        -------------------------------------------------------------
        SMMEA Eligibility:                             NO
        -------------------------------------------------------------
        Distribution:                                 DTC
        -------------------------------------------------------------



--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 2

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------



                              DESCRIPTION OF NOTES

Title of Securities:    ABFS Mortgage Loan Trust 2000-3, Series 2000-3

                        Class A Notes (the "Class A Notes" or the "Notes").

Depositor:              Prudential Securities Secured Financing Corporation.

Servicer:               American Business Credit, Inc,;
                        Upland Mortgage and New Jersey Mortgage and Investment
                        Corp. will act as subservicers

Originators:            American Business Credit, Inc., Home American Credit,
                        Inc. d/b/a Upland Mortgage and New Jersey Mortgage and
                        Investment Corp. originated or purchased the Mortgage
                        Loans.

Underwriter:            Prudential Securities (Sole).

Trustee:                The Chase Manhattan Bank.

Aggregate Note Balance: $[150,000,000]

Securities Offered:     100% Ambac-guaranteed notes.

Offering:               Public shelf offering - a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           [TBD]

Investor Settlement     [09/28/2000]
Date:

Form of Notes:          Book-Entry form, same-day funds through DTC, Euroclear
                        and Clearstream, Luxembourg.

Coupon:                 [TBD]% on Class A Notes

Prepayment Assumption:  23% HEP (2.3% CPR in month 1 with monthly incremental increases of 2.3% CPR until the speed reaches 23% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 15th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing in October 2000. The payment delay will be 14 days for the Class A Notes.

Collateral Information: The collateral information presented herein is based on the collateral pool that existed on August 22, 2000, which collateral pool had a balance of $124,568,256.73. The actual collateral will be accumulated before the Settlement Date to reach an expected closing date pool balance of approximately $150,000,000.00. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein, except for the percentage of second liens which may represent 16% of the aggregate balance of the closing pool.



--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 3

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------



Servicing Fee:          50 basis points.

Class A Interest        With respect to any Payment Date, interest on the Class
Accrual Period:         A Notes will accrue during the prior calendar month and
                        will be calculated based on a 360-day year consisting of twelve 30-day months.

Optional Cleanup Call:  The majority holder of the trust certificates may, at its option, call the Class A Notes on any payment date on which the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the aggregate original principal balance of the Notes. If such holder does not exercise its right to call the Notes on the first payment date on which it is entitled to do so, the Servicer will have the right to call the Notes.

Coupon Step-up:         If the Class A Notes are not called on the first payment
                        date on which the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the aggregate original principal balance of the Notes, the interest rate payable on the Notes will increase by 50 basis points.

Cashflow Priority:      1.    Repayment of unreimbursed Servicer advances;
                        2.    Servicing fee;
                        3.    Trustee fee;
                        4.    Surety fee;
                        5.    Accrued monthly interest for the Class A
                              Noteholders;
                        6.    Monthly principal to the Class A Noteholders;
                        7.    Repayment of unreimbursed Surety payments;
                        8.    Certain excess cashflow to build
                              overcollateralization ("O/C") for the Notes;
                        9.    To make a payment for net mortgage loan interest
                              shortfalls arising due to prepayments in full or application of the Soldiers' and Sailors' Civil
                              Relief Act on the Class A Notes;
                        10.   Any remaining excess cashflow to the holders of
                              the Trust Certificates.

Note Principal Paydown: All principal collected from the collateral is paid to the Class A Noteholders.



--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 4

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------




                               CREDIT ENHANCEMENT

Credit Enhancement:     1)    100% wrap from Ambac
                        2)    Overcollateralization
                        3)    Excess monthly cashflow

Note Insurer:           Ambac Assurance Corporation ("Ambac").


                        Ambac's claims-paying ability is rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's Ratings Services.

Note Insurance Policy:  The Note Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Class A Notes. The Note Insurance Policy does not insure the net mortgage loan interest shortfalls.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the acceleration of the Class A Notes relative to the amortization of the collateral, generally in the early years of the transaction. Accelerated amortization is achieved by applying excess interest collected on the collateral to the payment of principal on the Notes, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Notes faster than the principal amortization of the collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the Notes is created. Beginning in the first payment date, 100% of the excess cashflow available from the collateral will be directed to build O/C until the collateral pool initially reaches its required O/C target. After the pool initially reaches its required O/C target, the acceleration feature will cease, unless it is once again necessary to maintain its required O/C level. If the required O/C level is not maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to maintain the required O/C level.

Overcollateralization   Initial O/C based on original collateral balance:
Levels (Approx.):       [0.00%]

                        O/C Target based on original collateral balance:
                        [5.00%]

                        These O/C percentages are subject to step-downs beginning in month [37] if certain tests are met.



--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 5

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------



ERISA Considerations:   The Class A Notes will be ERISA eligible. Investors
                        should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Notes.

Taxation:               Class A Notes: Debt for tax. The Notes will be issued by
                        an Owner Trust.

Legal Investment:       None of the Class A Notes will be SMMEA-eligible.

Note Ratings:           Moody's: "Aaa" for the Class A Notes.

                        S&P: "AAA" for the Class A Notes.

Prospectus:             The Notes are being offered pursuant to a Prospectus
                        which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the initial collateral pool is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus.
                        To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

Further Information:    Trading: Rob Karr or Chris Skardon at (212) 778-2741

                        Banking: Rob DiOrio at (212) 778-4231, Abner Figueroa at
                                 (212) 778-1833 or Kenny Rosenberg at
                                 (212) 778-2440

                        FSG: Howard Blecher at (212) 778-4429 or Shawn Khani at (212) 778-8691

Copies of Prospectus:   Please send an e-mail with client's name, address and
                        phone number to Kenny Rosenberg at:
                        KENNETH_C_ROSENBERG@PRUSEC.COM




--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 6

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------


CURRENT BALANCE: $150,000,000.00                                              DATED DATE: 09/01/00
          COUPON:  [TBD]                      ABFS 2000-3                  FIRST PAYMENT: 10/15/00
ORIGINAL BALANCE: $150,000,000.00       BOND A BE-YIELD TABLE           YIELD TABLE DATE: 09/28/00
                                           PREPAYMENT SPEED
                                            ***TO CALL***

                   15.00%      20.00%      23.00%      30.00%     35.00%
     PRICE            HEP         HEP         HEP         HEP       HEP

     99-24           7.78        7.77        7.77        7.77       7.76
     99-24+          7.77        7.77        7.76        7.76       7.75
     99-25           7.77        7.76        7.76        7.75       7.75
     99-25+          7.76        7.76        7.75        7.74       7.74
     99-26           7.76        7.75        7.75        7.74       7.73
     99-26+          7.75        7.75        7.74        7.73       7.72
     99-27           7.75        7.74        7.74        7.72       7.71
     99-27+          7.74        7.74        7.73        7.72       7.71

     99-28           7.74        7.73        7.72        7.71       7.70
     99-28+          7.74        7.73        7.72        7.70       7.69
     99-29           7.73        7.72        7.71        7.69       7.68
     99-29+          7.73        7.71        7.71        7.69       7.67
     99-30           7.72        7.71        7.70        7.68       7.67
     99-30+          7.72        7.70        7.70        7.67       7.66
     99-31           7.71        7.70        7.69        7.67       7.65
     99-31+          7.71        7.69        7.68        7.66       7.64

    100-00           7.71        7.69        7.68        7.65       7.63
    100-00+          7.70        7.68        7.67        7.65       7.62
    100-01           7.70        7.68        7.67        7.64       7.62
    100-01+          7.69        7.67        7.66        7.63       7.61
    100-02           7.69        7.67        7.65        7.62       7.60
    100-02+          7.68        7.66        7.65        7.62       7.59
    100-03           7.68        7.66        7.64        7.61       7.58
    100-03+          7.68        7.65        7.64        7.60       7.58

    100-04           7.67        7.65        7.63        7.60       7.57
    100-04+          7.67        7.64        7.63        7.59       7.56
    100-05           7.66        7.64        7.62        7.58       7.55
    100-05+          7.66        7.63        7.61        7.57       7.54
    100-06           7.66        7.63        7.61        7.57       7.54
    100-06+          7.65        7.62        7.60        7.56       7.53
    100-07           7.65        7.62        7.60        7.55       7.52
    100-07+          7.64        7.61        7.59        7.55       7.51

First Payment        0.047       0.047       0.047       0.047      0.047
Average Life         4.955       3.842       3.371       2.620      2.246
Last Payment        12.297       9.547       8.297       6.381      5.381




--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 7

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------



                                 COLLATERAL POOL

Cut Off Date                                              08/22/00

Cut-off Principal Balance:                                $124,568,256.73
Number of Loans:                                          1,466

Lien Status:                                              1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                       $124,568,256.73
Aggregate Original Principal Balance:                     $124,631,363.81

Weighted Average Gross Coupon:                            11.818%
Gross Coupon Range:                                       9.250% -  17.990%

Average Unpaid Principal Balance:                         $84,971.53
Average Original Principal Balance:                       $85,014.57

Maximum Unpaid Principal Balance:                         $544,000.00
Minimum Unpaid Principal Balance:                         $9,946.66

Maximum Original Principal Balance:                       $544,000.00
Minimum Original Principal Balance:                       $10,000.00

Weighted Avg. Stated Rem. Term (To Mat/Balloon):          247.665
Stated Rem Term Range:                                    36.000 -  360.000

Weighted Average Age:                                     0.316
Age Range:                                                0.000-  120.000

Weighted Average Original Term (To Mat/Balloon):          247.981
Original Term Range:                                      36.000 -  360.000

Weighted Average Combined LTV:                            77.298%
Combined LTV Range:                                       6.250% -  94.737%






--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 8

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------



                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 9.00% < Gross Coupon <=  9.25%          1         $220,800.00          0.18%
 9.25% < Gross Coupon <=  9.50%          2          359,987.23          0.29
 9.50% < Gross Coupon <=  9.75%          7          664,746.88          0.53
 9.75% < Gross Coupon <= 10.00%         52        7,157,356.93          5.75
10.00% < Gross Coupon <= 10.25%         50        6,013,613.23          4.83
10.25% < Gross Coupon <= 10.50%         97        7,846,271.39          6.30
10.50% < Gross Coupon <= 10.75%         86        8,459,662.34          6.79
10.75% < Gross Coupon <= 11.00%        150       18,052,106.07         14.49
11.00% < Gross Coupon <= 11.25%         95        9,318,297.28          7.48
11.25% < Gross Coupon <= 11.50%        124       10,538,372.39          8.46
11.50% < Gross Coupon <= 11.75%        132        9,758,586.78          7.83
11.75% < Gross Coupon <= 12.00%        131       10,615,442.40          8.52
12.00% < Gross Coupon <= 12.25%         71        5,140,919.39          4.13
12.25% < Gross Coupon <= 12.50%         72        4,561,531.18          3.66
12.50% < Gross Coupon <= 12.75%         51        3,451,819.68          2.77
12.75% < Gross Coupon <= 13.00%         81        4,511,229.36          3.62
13.00% < Gross Coupon <= 13.25%         19        1,052,266.26          0.84
13.25% < Gross Coupon <= 13.50%         37        2,135,046.45          1.71
13.50% < Gross Coupon <= 13.75%         20        1,133,255.28          0.91
13.75% < Gross Coupon <= 14.00%         47        2,089,391.01          1.68
14.00% < Gross Coupon <= 14.25%         19          847,664.09          0.68
14.25% < Gross Coupon <= 14.50%          7          635,206.34          0.51
14.50% < Gross Coupon <= 14.75%          3          106,185.42          0.09
14.75% < Gross Coupon <= 15.00%          4          226,452.38          0.18
15.00% < Gross Coupon <= 15.25%          1           44,000.00          0.04
15.50% < Gross Coupon <= 15.75%         11        1,122,642.59          0.90
15.75% < Gross Coupon <= 16.00%          1          140,000.00          0.11
16.00% < Gross Coupon <= 16.25%         91        8,177,154.38          6.56
16.25% < Gross Coupon <= 16.50%          3          165,250.00          0.13
17.50% < Gross Coupon <= 18.00%          1           23,000.00          0.02
--------------------------------------------------------------------------------
Total..........                      1,466  $   124,568,256.73        100.00%
================================================================================











--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 9

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------


                                   ORIGINAL TERM

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

 24 < Orig. Term <=  36        3        $142,500.00           0.11%
 48 < Orig. Term <=  60       13         549,865.33           0.44
 60 < Orig. Term <=  72        1          25,000.00           0.02
 72 < Orig. Term <=  84        5         304,200.00           0.24
 84 < Orig. Term <=  96        2          69,725.03           0.06
 96 < Orig. Term <= 108        2         106,622.57           0.09
108 < Orig. Term <= 120       95       4,141,776.59           3.32
132 < Orig. Term <= 144        2         153,502.64           0.12
144 < Orig. Term <= 156        2          46,804.09           0.04
168 < Orig. Term <= 180      507      42,519,250.62          34.13
192 < Orig. Term <= 204        1          74,307.23           0.06
204 < Orig. Term <= 216        5         405,960.99           0.33
228 < Orig. Term <= 240      482      37,862,617.45          30.40
288 < Orig. Term <= 300       43       4,913,595.95           3.94
336 < Orig. Term <= 348        7         608,158.69           0.49
348 < Orig. Term <= 360      296      32,644,369.55          26.21
-------------------------------------------------------------------
Total............          1,466  $  124,568,256.73         100.00%
===================================================================



                       REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                        Number of      Unpaid              Aggregate
                        Mortgage      Principal            Principal
      Remaining Term      Loans        Balance              Balance

 24 < Rem Term <=  36         3         $142,500.00           0.11%
 48 < Rem Term <=  60        13          549,865.33           0.44
 60 < Rem Term <=  72         1           25,000.00           0.02
 72 < Rem Term <=  84         5          304,200.00           0.24
 84 < Rem Term <=  96         2           69,725.03           0.06
 96 < Rem Term <= 108         2          106,622.57           0.09
108 < Rem Term <= 120        95        4,141,776.59           3.32
132 < Rem Term <= 144         2          153,502.64           0.12
144 < Rem Term <= 156         2           46,804.09           0.04
168 < Rem Term <= 180       507       42,519,250.62          34.13
192 < Rem Term <= 204         1           74,307.23           0.06
204 < Rem Term <= 216         5          405,960.99           0.33
228 < Rem Term <= 240       483       37,897,617.45          30.42
288 < Rem Term <= 300        43        4,913,595.95           3.94
336 < Rem Term <= 348         7          608,158.69           0.49
348 < Rem Term <= 360       295       32,609,369.55          26.18
-------------------------------------------------------------------
Total............         1,466   $  124,568,256.73         100.00%
===================================================================






--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 10

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------



                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

  5.000 < CLTV <=  10.000                 2         $47,000.00       0.04%
 10.000 < CLTV <=  15.000                 3          60,926.53       0.05
 15.000 < CLTV <=  20.000                10         467,909.91       0.38
 20.000 < CLTV <=  25.000                 5         213,753.03       0.17
 25.000 < CLTV <=  30.000                14         659,220.16       0.53
 30.000 < CLTV <=  35.000                11         593,974.36       0.48
 35.000 < CLTV <=  40.000                10         543,324.60       0.44
 40.000 < CLTV <=  45.000                23       1,579,838.96       1.27
 45.000 < CLTV <=  50.000                39       2,176,560.01       1.75
 50.000 < CLTV <=  55.000                44       3,153,567.45       2.53
 55.000 < CLTV <=  60.000                45       3,869,496.19       3.11
 60.000 < CLTV <=  65.000                65       4,823,672.79       3.87
 65.000 < CLTV <=  70.000               122      10,198,518.10       8.19
 70.000 < CLTV <=  75.000               170      12,939,319.71      10.39
 75.000 < CLTV <=  80.000               310      26,967,928.04      21.65
 80.000 < CLTV <=  85.000               285      27,342,920.06      21.95
 85.000 < CLTV <=  90.000               303      28,444,748.52      22.83
 90.000 < CLTV <=  95.000                 5         485,578.31       0.39
--------------------------------------------------------------------------
Total....................             1,466 $   124,568,256.73     100.00%
==========================================================================




--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 11

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------




                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       1           $9,946.66       0.01%
    10,000 < Balance <=    15,000       1           12,000.00       0.01
    15,000 < Balance <=    20,000      12          217,553.62       0.17
    20,000 < Balance <=    25,000      59        1,448,504.29       1.16
    25,000 < Balance <=    30,000      90        2,549,588.95       2.05
    30,000 < Balance <=    35,000      77        2,550,372.33       2.05
    35,000 < Balance <=    40,000      93        3,548,559.82       2.85
    40,000 < Balance <=    45,000      70        3,029,229.30       2.43
    45,000 < Balance <=    50,000      89        4,303,440.82       3.45
    50,000 < Balance <=    55,000      77        4,051,913.72       3.25
    55,000 < Balance <=    60,000      97        5,632,025.48       4.52
    60,000 < Balance <=    65,000      73        4,604,293.58       3.70
    65,000 < Balance <=    70,000      65        4,406,955.96       3.54
    70,000 < Balance <=    75,000      64        4,664,490.47       3.74
    75,000 < Balance <=    80,000      48        3,760,112.33       3.02
    80,000 < Balance <=    85,000      44        3,638,231.81       2.92
    85,000 < Balance <=    90,000      39        3,427,274.71       2.75
    90,000 < Balance <=    95,000      31        2,880,249.54       2.31
    95,000 < Balance <=   100,000      41        4,029,357.63       3.23
   100,000 < Balance <=   105,000      26        2,665,978.34       2.14
   105,000 < Balance <=   110,000      28        3,017,116.25       2.42
   110,000 < Balance <=   115,000      13        1,466,283.44       1.18
   115,000 < Balance <=   120,000      28        3,295,812.37       2.65
   120,000 < Balance <=   125,000      20        2,461,628.75       1.98
   125,000 < Balance <=   130,000      23        2,934,694.50       2.36
   130,000 < Balance <=   135,000      13        1,719,123.02       1.38
   135,000 < Balance <=   140,000      15        2,068,049.60       1.66
   140,000 < Balance <=   145,000      19        2,714,440.30       2.18
   145,000 < Balance <=   150,000      12        1,776,995.58       1.43
   150,000 < Balance <=   200,000     114       19,491,728.56      15.65
   200,000 < Balance <=   250,000      53       12,034,775.78       9.66
   250,000 < Balance <=   300,000      15        4,123,271.71       3.31
   300,000 < Balance <=   350,000       8        2,679,007.51       2.15
   350,000 < Balance <=   400,000       4        1,504,250.00       1.21
   400,000 < Balance <=   450,000       2          848,000.00       0.68
   450,000 < Balance <=   500,000       1          459,000.00       0.37
   500,000 < Balance <=   550,000       1          544,000.00       0.44
--------------------------------------------------------------------------
Total....................           1,466    $ 124,568,256.73     100.00%
==========================================================================




--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 12

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------




                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       1           $9,946.66       0.01%
    10,000 < Balance <=    15,000       1           12,000.00       0.01
    15,000 < Balance <=    20,000      12          217,553.62       0.17
    20,000 < Balance <=    25,000      59        1,448,504.29       1.16
    25,000 < Balance <=    30,000      90        2,549,588.95       2.05
    30,000 < Balance <=    35,000      78        2,585,305.01       2.08
    35,000 < Balance <=    40,000      92        3,513,627.14       2.82
    40,000 < Balance <=    45,000      70        3,029,229.30       2.43
    45,000 < Balance <=    50,000      90        4,353,158.08       3.49
    50,000 < Balance <=    55,000      76        4,002,196.46       3.21
    55,000 < Balance <=    60,000      97        5,632,025.48       4.52
    60,000 < Balance <=    65,000      73        4,604,293.58       3.70
    65,000 < Balance <=    70,000      65        4,406,955.96       3.54
    70,000 < Balance <=    75,000      64        4,664,490.47       3.74
    75,000 < Balance <=    80,000      48        3,760,112.33       3.02
    80,000 < Balance <=    85,000      44        3,638,231.81       2.92
    85,000 < Balance <=    90,000      39        3,427,274.71       2.75
    90,000 < Balance <=    95,000      31        2,880,249.54       2.31
    95,000 < Balance <=   100,000      41        4,029,357.63       3.23
   100,000 < Balance <=   105,000      26        2,665,978.34       2.14
   105,000 < Balance <=   110,000      28        3,017,116.25       2.42
   110,000 < Balance <=   115,000      14        1,580,436.54       1.27
   115,000 < Balance <=   120,000      27        3,181,659.27       2.55
   120,000 < Balance <=   125,000      20        2,461,628.75       1.98
   125,000 < Balance <=   130,000      23        2,934,694.50       2.36
   130,000 < Balance <=   135,000      13        1,719,123.02       1.38
   135,000 < Balance <=   140,000      16        2,208,028.92       1.77
   140,000 < Balance <=   145,000      18        2,574,460.98       2.07
   145,000 < Balance <=   150,000      12        1,776,995.58       1.43
   150,000 < Balance <=   200,000     114       19,491,728.56      15.65
   200,000 < Balance <=   250,000      53       12,034,775.78       9.66
   250,000 < Balance <=   300,000      15        4,123,271.71       3.31
   300,000 < Balance <=   350,000       8        2,679,007.51       2.15
   350,000 < Balance <=   400,000       4        1,504,250.00       1.21
   400,000 < Balance <=   450,000       2          848,000.00       0.68
   450,000 < Balance <=   500,000       1          459,000.00       0.37
   500,000 < Balance <=   550,000       1          544,000.00       0.44
--------------------------------------------------------------------------
Total....................           1,466   $  124,568,256.73     100.00%
==========================================================================




--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 13

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------



               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Connecticut               19              $2,463,957.80         1.98%
Delaware                  19               1,943,576.26         1.56
Dist of Col                1                 101,250.00         0.08
Florida                  163              11,827,605.14         9.49
Georgia                   61               4,100,505.88         3.29
Illinois                  75               6,311,043.52         5.07
Indiana                   24               1,612,203.55         1.29
Iowa                       9                 420,048.45         0.34
Kansas                    11                 720,229.63         0.58
Kentucky                   8                 494,972.25         0.40
Maryland                  35               4,052,719.46         3.25
Massachusetts             66               6,459,293.10         5.19
Michigan                  40               3,372,319.79         2.71
Minnesota                 11               1,121,974.16         0.90
Mississippi               15                 979,171.59         0.79
Missouri                  31               2,574,441.85         2.07
Nebraska                   4                 369,469.67         0.30
New Hampshire              5                 449,000.00         0.36
New Jersey               168              15,015,139.05        12.05
New York                 281              30,563,545.83        24.54
North Carolina            50               3,498,798.57         2.81
Ohio                      89               5,795,746.68         4.65
Pennsylvania             176              11,348,912.93         9.11
Rhode Island               4                 280,489.82         0.23
South Carolina            16               1,294,892.41         1.04
Tennessee                 22               1,657,980.84         1.33
Vermont                    2                  89,000.00         0.07
Virginia                  55               5,233,295.59         4.20
West Virginia              1                  42,400.00         0.03
Wisconsin                  5                 374,272.91         0.30
--------------------------------------------------------------------------
Total...............   1,466          $  124,568,256.73       100.00%
==========================================================================









--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 14

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------




                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
 Property Type               Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Mixed Use                         34        $3,405,167.47       2.73%
PUD                               19         2,084,579.14       1.67
Commercial                        16         1,753,986.33       1.41
Townhouses                        69         3,970,731.24       3.19
2-4 Family                       135        14,142,791.96      11.35
Condominiums                      48         3,367,382.79       2.70
Single Family Detached         1,121        93,801,596.59      75.30
Single Family Attached             1           129,160.00       0.10
Mobile Home                       20         1,330,371.39       1.07
5+ Family                          3           582,489.82       0.47
--------------------------------------------------------------------------
Total...............           1,466     $ 124,568,256.73     100.00%
==========================================================================



                   LOAN SUMMARY STRATIFIED BY OWNER OCCUPANCY

                                                           Percentage of
                                        Aggregate          Cut-Off Date
                          Number of      Unpaid              Aggregate
 Owner Occupancy          Mortgage      Principal            Principal
                            Loans        Balance              Balance

Owner Occ.                  1,352     $114,417,895.66          91.85%
Investor                       71        5,457,603.96           4.38
Vacation/Second Home            5          319,900.00           0.26
Commercial                     33        3,555,157.11           2.85
Unknown                         5          817,700.00           0.66
--------------------------------------------------------------------------
Total..................     1,466     $124,568,256.73         100.00%
==========================================================================



                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
  Lien Status        Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                      1,161            $107,888,697.03        86.61%
2                        305              16,679,559.70        13.39
--------------------------------------------------------------------------
Total...............   1,466            $124,568,256.73       100.00%
==========================================================================





--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 15

ABFS Mortgage Loan Trust 2000-3
Mortgage-Backed Notes, Series 2000-3
$ [150,000,000]
--------------------------------------------------------------------------------



                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance

Fully Amortizing                 803   $66,396,228.97          53.30%
Partially Amortizing             663    58,172,027.76          46.70
--------------------------------------------------------------------------
Total..................        1,466  $124,568,256.73         100.00%
==========================================================================





                             PREPAYMENT PENALTY FLAG

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
Penalty                Loans               Balance            Balance

  No                     160             $11,517,118.66         9.25%
  Yes                   1306             113,051,138.07        90.75
--------------------------------------------------------------------------
Total...............    1466            $124,568,256.73       100.00%
==========================================================================









--------------------------------------------------------------------------------
THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[PRUDENTIAL SECURITIES LOGO]          PAGE 16